Concentration of Credit Risk	12 Months Ended
Dec. 31, 2012
Concentration of Credit Risk

S. CONCENTRATION OF CREDIT RISK

The Company has exposure to credit loss in the event of contractual non-performance by its trading counterparties and counterparties to the over-the-counter derivative financial instruments that we use in our rate risk management activities. The Company manages this credit risk by selecting only counterparties that the Company believes to be financially strong, spreading the credit risk among many such counterparties, by placing contractual limits on the amount of unsecured credit extended to any single counterparty and by entering into netting agreements with the counterparties, as appropriate.

We have entered into agreements with derivative counterparties which include netting arrangements whereby the counterparties are entitled to settle their positions on a net basis. We have been required to provide certain derivative counterparties collateral against derivative financial instruments. As of December 31, 2012, counterparties held $3,445,356 of our investment securities and cash as collateral, after which the Company was in a net credit loss position of $1,658,853 to those counterparties. As of December 31, 2011, counterparties held $500,000 of our investment securities and cash as collateral, after which our net credit exposure was at a net credit gain position to those counterparties.

For the two-year period ended December 31, 2012, we incurred no credit losses due to non- performance of any of our counterparties.